Exhibit 10.57

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of the      day of February, 2008 by and between STONEHENGE FUNDING, LC, a Virginia limited liability company, (“Lender”), whose address is 11465 Sunset Hills Road, #620, Reston, Virginia 20190 and COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“Borrower”), whose address is 11465 Sunset Hills Road, Suite 500, Reston, Virginia 20190. All capitalized terms otherwise undefined herein shall have the meanings specified in Article I of this Agreement, unless the context otherwise requires.

BACKGROUND:

A. To provide a source of funds for the purposes described in Section 2.1, the Borrower has requested that the Lender enter into this Agreement and agree to make the Loan to the Borrower.

B. The Lender has agreed to make the Loan to the Borrower subject to the terms and conditions set forth herein.

NOW, THEREFORE, with the foregoing background incorporated below by reference and made a part hereof, and intending to be legally bound, the Lender and the Borrower agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. In this Agreement (except as otherwise expressly provided for or unless the context otherwise requires), defined terms may be used in the singular or plural, the use of any gender includes all other genders, and the following terms have the meanings specified in the foregoing recitals:

Borrower

Lender

In addition, the following terms shall have the meanings specified in this Article, unless the context otherwise requires:

“Affiliate” shall have the meaning as defined in 11 U.S.C. §101, as in effect from time to time, except that the term “Borrower” shall be substituted for the term “Debtor” therein.

“Agreement” means this Loan and Security Agreement (including schedules and exhibits annexed hereto), as originally executed or, if amended, varied or supplemented from time to time, as so amended, varied or supplemented.

“Business Day” means a day of the year other than a Saturday, Sunday or any day which shall be in the Commonwealth of Virginia a legal holiday or a day on which banking institutions are required or authorized to close.

“Closing Date” means the date of the execution and delivery of this Agreement by the Lender and the Borrower.

“Code” means the Uniform Commercial Code, as presently and hereafter enacted in the Commonwealth of Virginia. Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the Code and not otherwise defined in this Agreement or in any other Loan Document has the meaning given to the term in the Code.

“Collateral” means the anticipated refund of Borrower’s 2007 federal income tax as shown on Borrower’s 2007 federal income tax return attached hereto as Schedule 5.5(d). If the anticipated refund is denied, or Lender reasonably believes that receipt of the anticipated refund will be delayed beyond the Maturity Date of the Note, Lender may request in writing that Borrower, within fifteen (15) days after receipt of Lender’s request, provide substitute collateral satisfactory to Lender, as determined by Lender in its sole and absolute discretion.

“CORUS Loan” means that certain loan in the original amount of $147,5000,000 by and between Comstock Potomac Yard, L.C., as Borrower, and CORUS Bank, N.A., as Lender, as more particularly described and set forth in that certain Construction Loan Agreement made as of the 22nd day of November, 2004, as amended.

“Default Amount” means (a) the aggregate amount of all sums for principal and interest, including late charges thereon with respect to the Loan, and all other sums which are then due and unpaid in connection therewith; and (b) the interest on the foregoing sums, at the Default Rate.

“Default Rate” has the meaning set forth in the Note.

“Environmental Activity” has the meaning set forth in Section 3.19 hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, including any amendments and successor provisions thereto.

“Event of Default” means any event specified in Article VIII, provided that there shall have been satisfied any requirement in connection with such event for the giving of notice or the lapse of time or both; “Default” or “default” means any of such events, whether or not the giving of notice or the lapse of time or the happening of any further condition, event or act shall have been satisfied.

“GAAP” means, as of the date of any determination with respect thereto, those accounting principles applicable in the preparation of financial statements, as promulgated by, or not inconsistent with, those of the Financial Accounting Standards Board, or such other body or bodies as may be recognized as authoritative by the American Institute of Certified Public Accountants, or any successor body, consistently applied and maintained throughout the relevant period and from period to period.

“Governmental Authority” means the United States government, any State or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to, government.

“Guarantor” means Comstock Potomac Yard, L.C.

“Guaranty” means the guaranty to be given by Comstock Potomac Yard, L.C. for the benefit of the Lender in respect of the Loan, the form of which is attached here as Schedule 1.

“Hazardous Substances” has the meaning set forth in Section 3.19 hereof.

“Indebtedness” means all of the obligations of the Borrower which, in accordance with GAAP, should be classified upon the Borrower’s balance sheet as liabilities, or to which reference should be made by footnotes thereto, including without limitation, in any event and whether or not so classified: (a) all debt and similar monetary obligations of the Borrower, whether direct or indirect; (b) all obligations of the Borrower arising or incurred under or in respect of any guaranties (whether direct or indirect) by the Borrower of the indebtedness, obligations or liabilities of any other Person; and (c) all obligations of the Borrower arising or incurred under or in respect of any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations.

“Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Code or comparable law of any jurisdiction to evidence any of the foregoing).

“Loan’ means the loan made by the Lender to the Borrower in the principal sum of Four Million and 00/100 Dollars ($4,000,000), the proceeds of which will be utilized by the Borrower for working capital and payroll.

“Loan Documents” means any and all agreements, instruments and other documents delivered to the Lender pursuant to or incident to this Agreement, as each may be amended, supplemented, restated or otherwise modified from time to time (a) by or on behalf of the Borrower or (b) by or on behalf of any pledgor or guarantor of a Lien or other right. “Loan Document” means any of the Loan Documents.

“Materially Adverse Effect” means with respect to the Borrower and the Collateral any fact or circumstance, which singly or in the aggregate, materially adversely affects the ability of the Borrower to utilize the Collateral for repayment of the Loan or materially diminishes the value of the Collateral.

“Note” means the secured promissory note executed by the Borrower in favor of the Lender to evidence the Loan.

“Permitted Indebtedness” means: (a) indebtedness existing on the date hereof and shown on the Borrower’s most recent balance sheet submitted to the Lender (b) indebtedness incurred under this Agreement and under the other Loan Documents; (c) current accounts payable arising out of transactions (other than borrowings) in the ordinary course of business; and (d) indebtedness incurred in the ordinary course of business.

“Permitted Liens” means: (a) Liens for taxes, assessments, charges or other governmental levies not yet due; (b) Pledges or deposits in connection with worker’s compensation, unemployment insurance or other social security legislation; (c) Liens in favor of the Lender, pursuant to this Agreement and the other Loan Documents; (d) Liens created in connection with the incurrence of Permitted Indebtedness; (e) the Liens described on Schedule 1.1 attached hereto; and (f) statutory Liens of landlords and Liens of carriers, warehousemen and other Liens imposed by law incurred in the ordinary course of business for sums not delinquent or being contested in good faith, if reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

“Person” means an individual, a partnership, a limited partnership, a limited liability partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a Governmental Authority.

“Proceeds” has the meaning set forth in the Code.

“Subsidiary” means any corporation, partnership or other entity in which the Borrower, directly or indirectly, owns more than fifty percent (50%) of the stock, capital or income interests, or other beneficial interests, or which is effectively controlled by such Person.

“Supporting Obligations” has the meaning set forth in the Code.

Section 1.2. Rules of Construction; Time of Day. The words “hereof”, “herein”, “hereto”, “hereby” and “hereunder” and other equivalent words refer to the entire Agreement. Unless otherwise indicated, all references to particular Articles or Sections (as capitalized terms) are references to the Articles or Sections of this Agreement. Any pronoun used herein shall be deemed to cover all genders. References to any time of day in this Agreement shall refer to Eastern standard time or Eastern daylight savings time.

Section 1.3. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP.

ARTICLE II

TERMS OF LOAN

Section 2.1 Terms of Loan. The Loan shall bear interest at the rate, be for the term and shall be repaid in accordance with the provisions of the Note, which are incorporated herein by reference as if set forth at length. The proceeds of the Loan shall be used for the purposes described in the definition of Loan set forth in Section 1.1 hereof. Each payment made by the Borrower to the Lender under this Agreement shall be made in United States dollars at the Lender’s office set forth in the preamble to this Agreement not later than 2:00 p.m. on the due date of such payment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to the Lender, knowing and intending that the Lender shall rely thereon in making the Loan contemplated hereby, that:

Section 3.1. Corporate Existence; Good Standing.

(a) Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in the Commonwealth of Virginia, and (ii) has all requisite corporate power and authority and full legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged.

(b) Borrower has the corporate power and authority and has full legal right to enter into each of the Loan Documents to which it is a party, and to perform, observe and comply with all of its agreements and obligations under each of such documents.

Section 3.2. Corporate Authority, Etc. The execution and delivery by the Borrower of each of the Loan Documents to which it is a party, and the performance by the Borrower of all of its agreements and obligations under each of such documents have been duly authorized by all necessary actions on the part of the Board of Directors of the Borrower and do not and will not (a) contravene any provisions of the Borrower’s

Certificate of Incorporation, By-Laws or this Agreement (each as from time to time in effect), (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Borrower (other than as provided herein), under any material agreement, mortgage or other instrument to which the Borrower is or may become a party, except as provided herein, (c) violate or contravene any provision of any law, regulation, order, ruling or court or Governmental Authority (all as from time to time in effect and applicable to such entity), or (d) require any waivers, consents or approvals by any of the creditors or trustees for creditors of the Borrower, or (e) require any approval, consent, order, authorization, or license by, or giving of notice to, or taking any other action with respect to, any Governmental Authority except those actions that have been taken or will be taken prior to the Closing Date, under any provision of any applicable law.

Section 3.3. Binding Effect of Documents, Etc. The Borrower has executed and delivered each of the Loan Documents to which it is a party, and each of such documents is in full force and effect. The agreements and obligations of the Borrower as contained in each of the Loan Documents to which the Borrower is a party constitutes or upon execution and delivery thereof will constitute legal, valid and binding obligations of the Borrower enforceable by the Lender against the Borrower in accordance with their respective terms.

Section 3.4. No Events of Default, Etc.

(a) No Event of Default or Default has occurred and is continuing.

(b) Except as set forth on Schedule 3.4(b), the Borrower is not in default in any material respect under any contract, agreement or instrument to which it is a party or by which it or any of its property is bound, the consequence of which default will have a Materially Adverse Effect.

Section 3.5. No Governmental Consent Necessary. No consent or approval of, giving of notice to, registration with or taking of any other action in respect of, any Governmental Authority is required with respect to the execution, delivery and performance by the Borrower of this Agreement and the Loan Documents to which it is a party.

Section 3.6. No Proceedings. There are no actions, suits, or proceedings pending, or to the knowledge of the Borrower, threatened against the Borrower in any court or before any Governmental Authority which, if adversely determined, will have a Materially Adverse Effect.

Section 3.7. Financial Statements.

(a) Subject to any limitation stated therein, all balance sheets, income statements and other financial data which have been or shall hereafter be furnished to the Lender to induce it to enter into this Agreement, do and will truly and accurately in all material respects represent the financial condition of the Borrower as at the respective dates thereof and the results of its operations for the periods for which the same are furnished to Lender. All other information, reports and other papers and data furnished to the Lender are, or will be at the time the same are so furnished, true, accurate and complete in all material respects. Unless provided otherwise herein, all such financial statements and other information have been, or will have been at the time of issuance, prepared on an audited basis by certified public accountants in accordance with GAAP consistently applied during all periods.

(b) Except as shown on the most recent financial statements which have been delivered to the Lender, the Borrower has no other Indebtedness as of the date hereof which will have a Materially Adverse Effect.

Section 3.8. Intentionally Omitted.

Section 3.9. Taxes and Assessments. The Borrower has paid and discharged when due all taxes, assessments and other governmental charges which may lawfully be levied or assessed upon its income and profits, or upon all or any portion of any property belonging to it, whether real, personal or mixed, to the extent that such taxes, assessments and other charges have become due. The Borrower has filed all tax returns, federal, state and local, and all related information, required to be filed by it. The Borrower does not know of any proposed tax deficiency, assessment, charge or levy against it, the payment of which is not adequately provided for on its books.

Section 3.10. Title to Intangible Personal Property. The Borrower has good and marketable title to all patents, copyrights, trademarks, service marks, licenses and franchises used in the conduct of its business, and it has not received any notice or claim, or has reason to believe, that any such rights of others are infringed by any product or activity of the Borrower.

Section 3.11. ERISA. As of the date hereof, the Borrower does not maintain any employee benefit plan which is subject to ERISA.

Section 3.12. Location. The chief executive office of the Borrower where it maintains its business records, all of the Borrower’s other places of business and any other places where any Collateral is kept, are all located at the addresses set forth on Schedule 3.12. The Collateral is located and shall at all times be kept and maintained only at the Borrower’s location or locations as described on Schedule 3.12. No Collateral is attached to or affixed to any real property so as to be classified as a fixture unless the Lender has otherwise agreed in writing. The Borrower has not moved its chief executive office within the five (5) years preceding the date hereof.

Section 3.13. Other Liens. The Borrower has good and marketable title to and owns all of the Collateral free and clear of any and all Liens whatsoever except for Permitted Liens. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith.

Section 3.14. Names. The Borrower currently conducts business only under its legal name as set forth in the heading of this Agreement. Except as disclosed on Schedule 3.14, during the preceding five (5) years, the Borrower has not (a) been known as or used any other corporate, fictitious or trade name, (b) been the surviving entity of a merger or consolidation or (c) acquired all or substantially all of the assets of any Person.

Section 3.15. Permits and Approvals. The Borrower has and is lawfully possessed of all franchises, registrations, accreditations, certificates, licenses and permits, federal, state and local, and all other authorizations, consents and approvals of Governmental Authorities necessary to (a) the conduct of the activities of the Borrower, and (b) the ownership, use, operation or maintenance of its properties, and the same grant sufficient legal rights for the purposes for which acquired, are validly issued and in full force and effect at the date hereof and the Borrower is not in default in any respect thereunder.

Section 3.16. Use of Loan Proceeds; Regulations G and U. The Borrower does not own any “margin security” as defined in Regulation G (12 C.F.R. Part 207) of the Board of Governors of the Federal Reserve System (the “Board”) or any “margin stock” as defined in Regulation U (12 C.F.R. Part 221) of the Board (collectively, a “Margin Security”). The proceeds of the Loan will be used by the Borrower for the purposes stated in Section 2.1 above. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Security or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry a Margin Security or for any other purpose which might constitute this transaction a “purpose credit” within the meaning of said Regulation G and Regulation U. The Borrower has not taken any action nor will the Borrower take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, in each case as in effect as of the date hereof.

Section 3.17. Judgment Liens. Except as set forth in Schedule 3.17 attached hereto, neither the Borrower nor any of the Borrower’s assets are subject to any pending litigation, unpaid judgments (whether or not stayed) or any judgment liens in any jurisdiction.

Section 3.18. Investment Company Act. The Borrower is not an “investment company” as defined in the Investment Company Act of 1940, as amended.

Section 3.19. Environmental Matters. Except as disclosed on Schedule 3.19, neither the Borrower, nor to the best of the Borrower’s knowledge any other Person, has ever caused or permitted any Hazardous Substance to be placed, held, located or disposed of, or otherwise engaged in any Environmental Activity from, on, under or at any real property owned, leased or otherwise occupied by the Borrower, or any part thereof, in violation of any Environmental Law, and none of such real property has been used (whether by the Borrower or, to the best knowledge of the Borrower, by any other Person) as a dump site or storage site (whether permanent or temporary) for any Hazardous Substance or any other Environmental Activity, except in compliance with Environmental Laws. There are no pending claims or litigation or any other Environmental Complaint, and the Borrower has not received any written communication from any Person concerning the presence or possible presence of any Hazardous Substance or any other Environmental Activity at any of such real property or concerning any violation or alleged violation of any Environmental Law. For the purposes of the Agreement (a) “Environmental Activity” means any generation, processing, abatement, existence, manufacture, refining, transportation, treatment, storage, handling, release, emission, discharge or disposal of any Hazardous Substance or any threat of such activity; (b) “Environmental Complaint” means any complaint, order, citation, notice or other written or express oral communication from any Person with respect to the existence or alleged existence of a violation of any Environmental Law or legal liability resulting from any Hazardous Substance, any Environmental Activity or any other environmental matter at, upon, under, within or from any real property owned, leased or otherwise occupied by the Borrower or otherwise relating to such real property or the ownership, use, operation or occupancy thereof, or any business, activity or other property of the Borrower; (c) “Environmental Laws” means all applicable federal, state and local statutes, rules, regulations, orders, judgments, permits, licenses, and other provisions of law relating to any one or more of the following: air emissions, water discharge, noise emissions, solid and liquid disposal, Hazardous Substances, any Environmental Activity and other environmental, health and safety matters; and (d) “Hazardous Substance” means (i) any flammable, explosive, radioactive material or friable asbestos, (ii) any “Hazardous Substance” as such term is presently defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, (iii) any “Hazardous Material” as such term is presently defined in the Hazardous Material Transportation Act, as amended, (iv) any “Hazardous Waste” as presently defined in the Resource Conservation and Recovery Act of 1976, as amended, (v) any additional substances or materials which are hereafter defined as, incorporated in or added to the definition of “Hazardous Substance”, “Hazardous Material” or “Hazardous Waste” pursuant to, or for the purposes of, any Environmental Law, and (vi) any additional substances or materials which are now or hereafter regulated or considered to be hazardous or toxic under any Environmental Law relating to any real and/or personal property owned, leased, used or, in the case of real property otherwise occupied by the Borrower, the ownership, use, operation or occupancy thereof or any business, activity or other property of the Borrower.

Section 3.20. Full Disclosure. There is no material fact which is known or which should be known by the Borrower that the Borrower has not disclosed to the Lender that could have a Materially Adverse Effect. None of the representations, warranties or statements made to the Lender pursuant hereto or in connection with this Agreement or the transactions contemplated hereby contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they are made, not misleading.

Section 3.21. Survival. All of the representations and warranties contained in this Agreement or in any other writing delivered to the Lender in connection with this Agreement or the Loan shall survive until all sums due under the Note have been paid in full.

ARTICLE IV

CONDITIONS TO CLOSING THE LOAN

Section 4.1. Conditions Precedent to Closing. The obligation of the Lender to close the Loan shall be subject to the satisfaction or waiver by the Lender, prior thereto or concurrently therewith, of each of the following conditions precedent:

(a) Loan Documents. The Borrower and each other party to any Loan Documents, as applicable, shall have executed and delivered this Agreement, the Note and other required Loan Documents, all in form and substance satisfactory to the Lender;

(b) Supporting Documents. The Borrower shall cause to be delivered to the Lender the following documents:

(i) A copy of the Certificate of Incorporation of the Borrower, certified by the Delaware Secretary of State to be true, correct and complete, and a copy of the By-Laws of the Borrower certified by its secretary or assistant secretary to be true, correct and complete;

(ii) A Certificate of Good Standing for the Borrower, issued by the Delaware Secretary of State dated within ninety (90) days of the date hereof;

(iii) A Certificate from the Secretary of State of the Commonwealth of Virginia that the Borrower is qualified to transact business in the Commonwealth of Virginia as a foreign corporation;

(iv) A Certificate of Good Standing for the Borrower as a foreign corporation issued by the Secretary of State of the Commonwealth of Virginia dated within ninety (90) days of the date hereof;

(v) Incumbency Certificate and certified resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party;

(vi) A copy of the Articles of Organization or Certificate of Formation of the Guarantor, certified by the appropriate governmental official of the Guarantor’s state of formation to be true, correct and complete;

(vii) A copy of the Operating Agreement of the Guarantor certified by its manager(s) or member(s) to be true, correct and complete;

(viii) A Certificate of Good Standing for the Guarantor issued by the appropriate governmental official of the state of the Guarantor’s formation dated within ninety (90) days of the date hereof; and

(xi) Incumbency certificate and certified resolutions of the manager(s) or member(s) authorizing the execution, delivery and performance of the Guaranty.

(c) Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower to the Lender in Article III or elsewhere in this Agreement or in other Loan Documents shall be true and correct in all material respects on the Closing Date.

(d) Collateral.

(i) All of the obligations of the Borrower to the Lender under or in respect of this Agreement shall be entitled to all of the benefits of and be secured by this Agreement and the other Loan Documents and the Lender shall have obtained a perfected security interest in the Collateral of the Borrower.

(ii) The Loan Documents and all other documents in respect thereof, which shall create and maintain a first, prior and perfected security interest in favor of the Lender, and the appropriate financing statements and other documents in respect thereto and necessary to enable the Lender to perfect its security interest thereunder, shall have been duly executed and delivered by the Borrower to the Lender.

(e) Payment of Fees. The Borrower shall have paid all fees, costs and expenses as required by the Loan Documents in connection with the Closing including, but not limited to, payment of a $200,000 credit facility fee to the Lender.

ARTICLE V

AFFIRMATIVE COVENANTS

Until payment in full of the Loan and termination of this Agreement, the Borrower covenants and agrees that it will:

Section 5.1. Pay Taxes and Other Obligations. Pay (a) before they become delinquent, all taxes, assessments and governmental charges imposed upon the Borrower or its property or required to be collected by it, and (b) when due, all other indebtedness and liabilities of any kind now or hereafter owing by the Borrower, provided that the Borrower shall not be required to pay any such amount so long as (i) it is being contested diligently in good faith by appropriate proceedings, and any levy or execution upon or sale of assets, if threatened, has been effectively stayed, (ii) adequate provision therefor has been made on the books of the Borrower in accordance with GAAP, and (iii) such amount, when combined with all other amounts not paid as required by this subsection (b), does not and will not in the aggregate, if determined adversely to the Borrower, have a Materially Adverse Effect.

Section 5.2. Notice of Adverse Events. Promptly notify the Lender in writing of the occurrence or existence of any of the following: (a) any Event of Default or Default; (b) any matter or event which has resulted in, or may result in, a Materially Adverse Effect or any adverse determination in any material pending action, proceeding or investigation affecting the Borrower; (c) any loss from casualty or theft in excess of $50,000.00, whether or not insured, affecting the Borrower; (d) whether or not otherwise reportable under this Section 5.2, any notice of a violation or a claim involving any of the following, if the liability or penalty therefor may exceed $50,000.00 singly or in the aggregate for the Borrower: any applicable federal, state or local statute, rule, regulation, order or other provision of law relating to air emissions, water discharge, noise emissions, solid or liquid disposal, hazardous waste or substances, or other environmental, health or safety matters; or (e) if any of the representations and warranties contained in this Agreement or in any of the other Loan Documents ceases to be true, correct and complete in all material respects.

Section 5.3. Observe Covenants, Etc. Observe, perform and comply with all covenants, terms and conditions of this Agreement, the other Loan Documents and any other agreement or document entered into between the Borrower and the Lender.

Section 5.4. Maintain Existence and Qualifications. The Borrower will maintain and preserve in full force and effect its existence and rights and all licenses, franchises, and qualifications necessary to continue its business, and comply with all applicable statutes, rules and regulations pertaining to the operation, conduct and maintenance of its existence and all businesses of the Borrower including, without limitation, all federal, state and local laws relating to environmental safety, or health matters, and hazardous or liquid waste or chemicals or other liquids (including use, sale, transport or disposal thereof). The Borrower shall promptly deliver to the Lender copies of any amendments or modifications to its governing documents.

Section 5.5. Information and Documents to be Furnished to the Lender. The Borrower hereby covenants to the Lender that it will furnish to the Lender or the Lender’s attorneys, accountants or duly authorized agents:

(a) Financial Statements. At Lender’s request, the balance sheet of the Borrower and the Borrower’s Affiliates and Subsidiaries as at the end of each quarterly period, the income and surplus statement of the Borrower for such quarterly period, the statement of changes in cash flows for such quarterly period (all in reasonable detail and with all notes and supporting schedules), all prepared by independent certified public accountants acceptable to the Lender. The Borrower shall obtain such written acknowledgments from the Borrower’s independent certified public accountants as the Lender may require permitting the Lender to rely on such financial statements. Any management letter, supplemental letter or other document accompanying the report will also be provided to the Lender.

(b) Certificates Regarding Financial Statements. Concurrently with the delivery of the financial statements referred to in subsection (a), a certificate of the chief financial officer of the Borrower stating that to his knowledge, no Event of Default or no Default has occurred, except as specified in such certificate.

(c) Auditor’s Management Letters. Promptly upon receipt thereof, copies of each report submitted to the Borrower by independent certified public accountants in connection with any annual, interim or special audit made by them of the books of the Borrower including, without limitation, each report submitted to the Borrower concerning its accounting systems and practices and any final comment letter submitted by such accountants to management in connection with its annual audit of the Borrower.

(d) Tax Returns. Within fifteen (15) days of the filing thereof with the Internal Revenue Service, the federal income tax and state tax returns of the Borrower. A true, complete and correct copy, together with all schedules and related forms, of Borrower’s 2007 federal income tax return is attached hereto as Schedule 5.5(d) (“2007 Tax Return”).

(e) Other Information. Such other information requested by the Lender at any time and from time to time concerning the business, properties or financial condition of the Borrower and its Affiliates and Subsidiaries.

(f) Borrower’s Good Standing Certificates. No later than ten (10) days after the execution and delivery hereof, deliver to Lender a Certificate of Good Standing for the Borrower issued by the Delaware Secretary of State and a Certificate of Good Standing for the Borrower as a foreign corporation issued by the Secretary of State of the Commonwealth of Virginia, each dated within ten (10) days of the date hereof.

(g) Guarantor’s Good Standing Certificate. No later than ten (10) days after the execution and delivery hereof, deliver to Lender a Certificate of Good Standing for the Guarantor issued by the appropriate governmental official of the state of the Guarantor’s formation, dated within ten (10) days of the date hereof.

(h) Searches. Within fifteen (15) days of the execution and delivery hereof, deliver to Lender Uniform Commercial Code, federal tax lien, state tax lien and judgment searches in all states and counties where the Borrower is located or does business and upper court judgment searches against the Guarantor.

Section 5.6. Insurance. Maintain such insurance policies as may be required by law and as is currently in force. Said policy or policies shall not be terminable except upon thirty (30) days’ written notice to the Borrower and Borrower shall immediately furnish to lender a copy of any such notice of termination. The Borrower shall furnish to the Lender copies of all such policies, upon Lender’s request.

Section 5.7. Access to Records and Property. At any time and from time to time, upon request by the Lender, the Borrower shall give any representatives of the Lender access during normal business hours to, and permit any of them to examine, audit, copy or make extracts from, any and all books, records, documents and any and all other information and materials in the possession of Borrower or any independent contractor relating to Borrower’s and its Subsidiaries’ and Affiliates’ business affairs, properties, financial condition and the Collateral (to the extent the Borrower has the right to grant such access), and to inspect any of its properties wherever located.

Section 5.8. Comply With Laws. The Borrower shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, compliance with which is necessary to maintain its existence as a corporation or conduct of its business or with which non-compliance would have a Materially Adverse Effect.

Section 5.9. Covenants Regarding Collateral The Borrower makes the following covenants with the Lender regarding the Collateral:

(a) The Borrower will not permit the Collateral to be used in violation of any applicable law or policy of insurance;

(b) The Borrower, as agent of the Lender, will defend the Collateral against all claims and demands of all Persons, except for Permitted Liens;

(c) The Borrower will, at the Lender’s request, obtain and deliver to the Lender such waivers as the Lender may require waiving a lienholder’s enforcement rights against the Collateral and assuring the Lender’s access to the Collateral in exercise of its rights hereunder;

(d) The Borrower will not sell, assign, lease, transfer, pledge, hypothecate or otherwise dispose of or encumber the Collateral or any interest therein; and

(e) The Borrower shall promptly notify the Lender of any material loss or damage to, or material diminution in the value of any Collateral.

Section 5.10. Pay Legal Fees and Expenses. The Borrower shall pay to the Lender, upon demand, together with interest at the Default Rate, from the date when incurred or advanced by the Lender until repaid by the Borrower all reasonable costs, expenses or other sums incurred or advanced by the Lender (including legal fees and disbursements) to preserve, collect, protect Lender’s interest in or realize on the Collateral, and to enforce the Lender’s rights as against the Borrower, the Guarantor or any account debtor, or in the prosecution or defense of any action or proceeding relating to the subject matter of this Agreement or the Loan Documents. All such expenses, costs and other sums shall be deemed secured by the Collateral.

Section 5.11. Records. The Borrower shall at all times keep proper books of record and account in which full and correct entries shall be made of each of its financial transactions, assets and operations in accordance with GAAP.

Section 5.12. Name Changes; Location Changes.

(a) The Borrower shall immediately notify the Lender if it is known by or conducting business under any names other than those set forth in Section 3.14 hereof.

(b) The Borrower shall immediately notify the Lender if the Borrower is conducting any of its businesses or operations at or out of offices or locations other than those set forth on Schedule 3.12 hereto, or it if changes the location of its chief executive office.

Section 5.13. Subordination. All debt, management fees, advances, payables and fees (collectively, “Fees”) now or hereafter owed to any Affiliate, members, shareholders, managers, officers and directors of Borrower are hereby subordinated in right of payment and security to the Loan, except that any such Affiliate, members, shareholders, managers, officers and directors may receive such Fees in accordance with their existing, respective payment terms, provided no Event of Default shall have occurred hereunder which continues uncured.

Section 5.14. Future Assurances. The Borrower at anytime or from time to time, upon request of the Lender, shall take such steps and execute and deliver such financing statements and other documents, all in form and substance satisfactory to the Lender relating to the creation, validity or perfection of the security interest provided for herein, under the Code or other laws of the Commonwealth of Virginia or of another state or states.

Section 5.15. Refinance of CORUS Loan or Incurrence of Subordinate Loan. Borrower and its Affiliates will not (i) enter into, agree, or permit a refinancing of the CORUS Loan, or (ii) obtain a loan consented to by CORUS Bank, N.A., which is subject and subordinate to the CORUS Loan, without, in either instance, the express written consent of Lender, which consent shall not be unreasonably withheld. It shall not be deemed unreasonable for Lender to withhold its consent to either of the circumstances set forth in subdivisions (i) and (ii) above if either of such circumstances will materially diminish the value of the Collateral or materially impair the Borrower’s ability to repay the Loan.

Section 5.16. Delivery of Guaranty. The Borrower shall immediately cause the Guarantor to execute and deliver the Guaranty to Lender upon full payment and satisfaction of the CORUS Loan.

ARTICLE VI

NEGATIVE COVENANTS

Until payment in full of the Loan and the termination of this Agreement, the Borrower covenants and agrees that it shall not:

Section 6.1. Liquidation, Mergers, Consolidations, etc. Dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise, all or a substantial part (more than 10% in the aggregate during the term hereof) of the assets of any Person, or sell, transfer, lease or otherwise dispose of all or a substantial part (more than 10% in the aggregate during the term hereof) of its property or assets.

Section 6.2. Indebtedness. Create or permit to exist any Indebtedness, including any guaranties or other contingent obligations, except Permitted Indebtedness.

Section 6.3. Liens. Create, incur or permit to exist any Lien on any of its property or assets, whether now owned or hereafter acquired, except Permitted Liens.

Section 6.4. Loans and Other Investments. Make or permit to exist any advances on loans to, or guarantee or become contingently liable, directly or indirectly, in connection with the obligations, leases, stocks or dividends of, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to (all of which are sometimes collectively referred to herein as “Investments”) any Person except for (a) purchases of direct obligations of the federal government, (b) deposits in commercial banks, (c) commercial paper of any U. S. corporation having the highest ratings then given by Moody’s Investor Services, Inc. or Standard & Poor’s Corporation, (d) endorsement of negotiable instruments in the ordinary course of business, (e) advances to employees for business travel and other expenses incurred in the ordinary course of business, and (f) Investments allowed under the terms of existing agreements underlying Permitted Indebtedness, including, but not limited to, the repurchase of corporate debentures.

Section 6.5 Change State of Formation, Location or Name: (a) change the state of its formation; (b) change the place where its books and records are maintained, (c) change its chief executive office, or (d) change its name or transact business under any other name without giving the Lender thirty (30) days’ prior written notice with respect to the matters set for in subsections (b), (c) and (d).

Section 6.6 Modification of Documents. Materially change, alter or modify, or permit any material change, alteration or modification of its governing documents.

Section 6.7 Change in Business. Materially change or alter the nature of its business.

Section 6.8. Settlements. Compromise, settle or adjust any claims in a material amount relating to any of the Collateral.

Section 6.9. Change in Ownership. Change the composition of its ownership if such change will result in a Change of Control (as defined in the Note).

Section 6.10. Change of Fiscal Year or Accounting Methods. Change its fiscal year or its accounting practices or principles, except as may be required by changes in GAAP.

Section 6.11. Inconsistent Agreement. Enter into an agreement containing any provisions that would be violated by the performance of the Borrower’s obligations under this Agreement or any of the other Loan Documents.

Section 6.12. Hazardous Substances. Release, discharge or otherwise dispose of, or permit the manufacture, storage, transmission or presence of, any Hazardous Substances or otherwise cause or permit any Environmental Activity to be conducted at or exist at, over or upon any real property owned, leased or occupied by the Borrower (a) which constitutes a material violation of any Environmental Law or (b) which may be harmful or create a foreseeable risk of unreasonable harm to public health or welfare or to natural resources.

Section 6.13. Default on Other Contracts or Obligations. Except for existing defaults as disclosed on Schedule 3.4(b), default on any material contract with or obligations when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed.

Section 6.14. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under any Government Authority by which the management of the Borrower is displaced of its authority in the conduct of its business or such business is curtailed or materially impaired.

Section 6.15. Judgment Entered. Except for existing judgments as disclosed on Schedule 3.17, permit or suffer the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of the Borrower.

ARTICLE VII

EVENTS OF DEFAULT

Section 7.1. Events of Default. Each of the following shall constitute an Event of Default:

(a) The occurrence of any Default or Event of Default under the Note; or

(b) The Borrower shall default under any obligation, except for those set forth in Schedule 3.4(b) attached hereto, in excess of $100,000 owed to any obligee other than the Lender, which default entitles the obligee to accelerate any such obligation or exercise other remedies with respect thereto; or

(c) There shall occur any material loss or theft of the Collateral, which loss is not fully insured; or

(d) A judgment, except for those set forth in Schedule 3.17 attached hereto, in excess of $50,000.00 shall be rendered against the Borrower and shall remain undischarged, undismissed and unstayed for more than thirty (30) days (except judgments validly covered by insurance with a deductible of not more than $50,000.00) or there shall occur any levy upon, or attachment, garnishment or other seizure of, any material portion of the Collateral or other assets of the Borrower by reason of the issuance of any tax levy, judicial attachment or garnishment or levy or execution; or

(e) The making of any levy, seizure or attachment upon any material part of the Collateral; or

(f) There shall be a Change of Control (as defined in the Note); or

(g) Failure of the Guarantor to execute and deliver the Guaranty to Lender contemporaneously with full satisfaction of the CORUS Loan.

ARTICLE VIII

REMEDIES

Section 8.1. Acceleration; Proceed Against Collateral.

(a) Upon the occurrence of an Event of Default, the Default Amount shall, at the option of the Lender, become immediately due and payable without notice or demand; and

(b) The Lender may forthwith give written notice to the Borrower, whereupon the Borrower shall, at its expense, promptly deliver any or all Collateral to such place as the Lender may designate, or the Lender shall have the right to enter upon the premises where the Collateral is located and take immediate possession of and remove the Collateral without liability. In the event the Lender obtains possession of the Collateral, the Lender may sell any or all of the Collateral at public or private sale, at such price or prices as the Lender may deem best, either for cash, on credit, or for future delivery, in bulk or in parcels and/or lease or retain the Collateral repossessed using it or keeping it idle. Notice of any sale or other disposition of the Collateral shall be given to the Borrower at least ten (10) days before the time of any intended sale or disposition of the Collateral is to be made, which the Borrower hereby agrees shall be reasonable notice of such sale or other disposition. The Lender may also elect to retain the Collateral. The proceeds, if any, of any such sale or leasing by the Lender shall be applied: First to the payment of all fees and expenses including, without limitation, any legal fees and expenses incurred in repossessing the Collateral and selling and/or leasing it; Second to pay the Default Amount to the extent not previously paid by the Borrower; and Third, to pay any excess remaining thereafter to the Borrower. The Borrower acknowledges and agrees that it shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and all other payments received under this Agreement and the aggregate amounts of the sums referred to in clauses First and Second above.

Section 8.2. Intentionally Omitted.

Section 8.3. Cumulative Remedies; Waivers. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lender at law or in equity. No express or implied waiver by the Lender or any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. The failure or delay of the Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lender shall not exhaust the same or constitute a waiver of any other right provided herein. The Events of Default and remedies thereon are not restrictive of and shall be in addition to any and all other rights and remedies of the Lender provided for by this Agreement and applicable law.

Section 8.4. Costs and Expenses. The Borrower shall be liable for all costs, charges and expenses, including reasonable attorneys’ fees, disbursements and court costs, incurred by the Lender by reason of the occurrence of any Event of Default or the exercise of the Lender’s remedies with respect thereto.

Section 8.5. No Marshalling. The Lender shall be under no obligation whatsoever to proceed first against any part of the Collateral before proceeding against any other part of the Collateral. It is expressly understood and agreed that all of the Collateral stands as equal security for the Loan, and that the Lender shall have the right to proceed against any or all of the Collateral in any order, or simultaneously, as in its sole and absolute discretion it shall determine. It is further understood and agreed that the Lender shall have the right, as it in its sole and absolute discretion shall determine, to sell any or all of the Collateral in any order or simultaneously.

Section 8.6. No Implied Waivers; Rights Cumulative. No delay on the part of the Lender in exercising any right, remedy, power or privilege hereunder or under any of the Loan Documents or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any Event of Default or as an acquiescence therein. No right, remedy, power or privilege conferred on or reserved to the Lender hereunder or under any of the Loan Documents or otherwise is intended to be exclusive of any other right, remedy, power or privilege. Each and every right, remedy, power and privilege conferred on or reserved to the Lender hereunder or under any of the Loan Documents or otherwise shall be cumulative and in addition to each and every other right, remedy, power or privilege so conferred on or reserved to the Lander and may be exercised by the Lender at such time or times and in such order and manner as the Lender shall, in its sole and absolute discretion, deem expedient.

ARTICLE IX

MISCELLANEOUS RIGHTS AND DUTIES OF LENDER

Section 9.1. Collections; Modifications Of Terms. Provided an Event of Default shall have occurred which continues uncured, the Lender may, with respect to any of the Collateral, demand, sue for, collect or receive any money or property, at any time payable or receivable on account of or in exchange for, or make any compromises it deems desirable including, without limitation, extending the time of payment, arranging for payment in installments, or otherwise modifying the terms or rights with respect to any of the Collateral, all of which may be effected without notice to or consent by the Borrower and without otherwise discharging or affecting the Note, the Collateral or the security interests granted hereunder.

Section 9.2. Uniform Commercial Code. At all times prior and subsequent to an Event of Default, the Lender shall be entitled to all the rights and remedies of a secured party under the Code with respect to all Collateral.

Section 9.3. Preservation Of The Collateral. At all times prior and subsequent to an Event of Default, the Lender may take any and all action which in its sole and absolute discretion is necessary and proper to preserve its interest in the Collateral, including, without limitation, the payment of debts of the Borrower, which might, in the Lender’s sole and absolute discretion, impair the Collateral or the Lender’s security interest therein, purchasing insurance on the Collateral, repairing the Collateral, or paying taxes or assessments thereon, and the sums so expended by the Lender shall be secured by the Collateral, shall be added to the amount of the Loan due the Lender and shall be payable on demand with interest at the Default Rate from the date expended by the Lender until repaid by the Borrower.

Section 9.4. Lender’s Right to Cure. In the event the Borrower shall fail to perform any of its obligations hereunder or under any of the Loan Documents, then the Lender, in addition to all of its rights and remedies hereunder, may perform the same, but shall not be obligated to do so, at the cost and expense of the Borrower. In any such event, the Borrower shall promptly reimburse the Lender together with interest at the Default Rate from the date such sums are expended until repaid by the Borrower.

Section 9.5. Power of Attorney. The Lender is hereby irrevocably appointed by the Borrower, as its lawful attorney and agent in fact to execute financing statements (if required) and other documents and agreements as the Lender may deem necessary for the purpose of perfecting any security interest, mortgages or Liens under any applicable law. Further, the Lender is hereby authorized to file on behalf of the Borrower, in its name and at its expense, such financing statements, continuation statements, documents or agreements in any appropriate governmental office. The Lender shall give the Borrower five (5) days’ prior written notice of any filings made hereunder. The Borrower hereby grants a power of attorney to the Lender, which shall be exercisable only following an Event of Default that continues uncured beyond any applicable cure period, to endorse the Borrower’s name on checks, notes, acceptances, drafts and any other instruments requiring the Borrower’s endorsement, to change the address where the Borrower’s mail should be sent and to open all mail and to do such other acts and things necessary to effectuate the purposes of this Agreement. All acts by the Lender or its designee are hereby ratified and approved, and neither the Lender nor its designee shall be liable for any acts of omission or commission, or for any error of judgment or mistake. Notwithstanding the foregoing, the Lender shall be liable to the Borrower for any damages proximately caused the Borrower by the Lender’s willful misconduct or gross negligence. The Borrower hereby grants a power of attorney to the Lender to file proofs of loss respecting the Collateral with the appropriate insurer and to endorse any checks or drafts constituting insurance proceeds. The powers of attorney granted to the Lender in this Agreement are irrevocable so long as this Agreement is in force.

ARTICLE X

SECURITY INTEREST

Section 10.1. Grant of Security Interest.

(a) Security Interest. As collateral security for (i) the due and punctual payment of the Loan, all interest thereon and any and all extensions, renewals, substitutions and changes in form thereof; and (ii) all costs and expenses incurred or paid by the Lender to enforce its rights pursuant to this Agreement, the Loan Documents or otherwise (including, without limitation, attorneys’ fees), the Borrower hereby pledges, transfers, assigns, sets over and grants to the Lender, a security interest in the Collateral wherever located.

(b) All Collateral heretofore, herein or hereinafter given to the Lender shall secure payment of the Loan. The Lender shall be under no obligation to proceed against any or all of the Collateral before proceeding directly against the Borrower.

Section 10.2. Continuation of Security Interest. The security interest granted in this Agreement shall continue in full force and effect until the Borrower has fully paid and discharged all sums due under the Note and until this Agreement is terminated.

Section 10.3. Construction. This Agreement constitutes a security agreement under the Code. The Borrower shall execute, file and refile such financing statements, continuation statements, or file security agreements as the Lender shall require from time to time.

ARTICLE XI

PROVISIONS OF GENERAL APPLICATION

Section 11.1. Waivers. The Borrower waives demand, presentment, notice of dishonor or protest of any instrument either of the Borrower or others which may be included in the Collateral.

Section 11.2. Consents. The Borrower consents:

(a) To any extension, postponement of time of payment, indulgence or to any substitution, exchange or release of Collateral.

(b) To any addition to, or release of, any party or persons primarily or secondarily liable, or acceptance of partial payments on any Accounts or instruments and the settlement, compromising or adjustment thereof.

Section 11.3. Survival. All covenants, agreements, representations and warranties made by the Borrower herein or in any of the Loan Documents or in any certificate or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of this Agreement, and said certificates or instruments and shall continue so long as any sums due under the Note are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

Section 11.4. Notices, Written; Effective Date. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given only if delivered in person or sent by certified or registered mail, postage prepaid, return receipt requested or by Federal Express or other reputable overnight mail or delivery service or hand delivery to Lender or the Borrower, as the case may be, at the addresses set forth below:

(a) If to the Lender:

Stonehenge Funding, LC

11465 Sunset Hills Road, #620

Reston, Virginia 20190

Attention: Beau Schweikert

(b) If to the Borrower:

Comstock Homebuilding Companies, Inc.

11465 Sunset Hills Road, Suite 500

Reston, Virginia 20190

Attention: Jubal Thompson

Notice shall have been deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by certified or registered mail, return receipt requested, upon receipt or rejection; and (iii) if by overnight mail or delivery service, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

Section 11.5. Amendments. The terms of this Agreement shall not be waived, altered, modified, supplemented or terminated in any manner whatsoever except by a written instrument signed by the Lender and the Borrower.

Section 11.6. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that the Borrower shall not assign or delegate any of its rights, remedies, warranties, representations or covenants arising under this Agreement or any other Loan Document without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

Section 11.7. Invalidity. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 11.8. Section and Paragraph Headings. Section and paragraph headings are for convenience only and shall not be construed as part of this Agreement.

Section 11.9. Governing Law. This Agreement shall be construed in accordance with, and shall be governed by, the laws of the Commonwealth of Virginia, without regard to principles of conflict of laws.

Section 11.10. No Liability; Indemnification.

(a) The Lender shall not be deemed to have assumed any liability or responsibility to the Borrower or any Person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Lender (which shall automatically be deemed to be without recourse to the Lender in any event), or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Lender shall not be deemed to have assumed any obligation or liability to any supplier or account debtor or to any other Person. The Borrower hereby agrees to indemnify and defend the Lender and hold it harmless in respect of any claim or proceeding arising out of any matter referred to in this Section 11.10 (a).

(b) The Borrower hereby agrees to indemnify and defend the Lender and to hold the Lender and each of its respective officers, directors, attorneys, agents and employees harmless from and against any and all claims, damages, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of counsel) which may be incurred by or asserted against the Lender or any such other indemnified Person in connection with or arising out of any investigation, litigation or proceeding related to this Agreement or the Loan Documents, whether or not the Lender is a party thereto, provided, however, that the Borrower shall not be required to indemnify or hold harmless the Lender from any claims, damages, liabilities, costs and expenses to the extent, but only to the extent, a court of competent jurisdiction, in a final, non-appealable judgment against the Lender determines that such claims, damages, liabilities, costs and expenses were caused, in whole or in part, by the Lender’s willful misconduct or gross negligence in performing its obligations under this Agreement or any of the Loan Documents.

(c) The Borrower agrees to indemnify and defend the Lender and hold the Lender harmless from and against any taxes, liabilities, claims and damages, including attorneys’ fees and disbursements and other expenses incurred or arising by reason of the taking or the failure to take action by the Lender in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Collateral as provided herein.

(d) The obligations of the Borrower under this Section 11.10 shall survive the termination of this Agreement.

Section 11.11. Days. Any and all references to “days” in this Agreement shall mean “calendar days” except as otherwise specifically provided in this Agreement or by law.

Section 11.12. Agreement and Other Loan Documents Complementary. The provisions of this Agreement shall be in addition to the Guaranty, the Note or other evidence of liability held by the Lender, all of which shall be construed as complementary to each other. In the event of ambiguity or inconsistency between this Agreement and any other Loan Document, then the terms of this Agreement will govern.

Section 11.13. Lender’s Relationship. The Lender and the Borrower expressly agree that the relationship of the Lender to the Borrower is that of a lender only. The intent of this provision is to clarify and stipulate that the Lender is not a partner or a co-venturer of the Borrower and the Lender’s sole interest in the Collateral is for the purpose of security for repayment of the Loan.

Section 11.14. Expenses of Lender. The Borrower agrees to pay the Lender’s facility fees of $200,000 and out-of-pocket expenses of counsel for the Lender, including, but not limited to, financing statement filing fees.

Section 11.15. Waiver of Jury Trial.

(a) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE LOAN DOCUMENTS OR ANY

AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN.

(b) BORROWER AND LENDER AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

Section 11.16. Further Acknowledgments and Agreements of Borrower and Lender.

(a) The Borrower and the Lender acknowledge and agree that they (i) have independently reviewed and approved each and every provision of this Agreement, including the Schedules and Exhibits attached hereto and any and all other documents and items as they or their counsel have deemed appropriate, and (ii) have entered into this Agreement and have executed the Loan Documents to which each is a party voluntarily, without duress or coercion, and have done all of the above with the advice of their legal counsel.

(b) The Borrower acknowledges and agrees that, to the extent deemed necessary by it or its counsel, it and its counsel have independently reviewed, investigated and/or have full knowledge of all aspects of the transactions and the basis for the transactions contemplated by this Agreement and/or have chosen not to so review and investigate (in which case, the Borrower acknowledges and agrees that it has knowingly and upon the advice of counsel waived any claims or defenses based on any fact or any event of the transaction that any investigation would have disclosed), including, without limitation:

(i) the risks and benefits of the various waivers of rights contained in this Agreement, including, but not limited to, the waiver of the right to jury trial; and

(ii) the adequacy of the consideration being transferred under this Agreement.

(c) The Borrower has made its own investigation as to all matters it deems material to this transaction and has not relied on any statement of fact or opinion, disclosure or non-disclosure by the Lender in any way, except for the consideration recited herein, in entering into this Agreement and executing the Loan Documents, and further acknowledges that the Lender has not made any warranties or representations of any kind with respect to this transaction, except as may be specifically set forth herein or in the documents executed in conjunction with this Agreement, and the Borrower is not relying on any such representations or warranties.

Section 11.17. CONFESSION OF JUDGMENT. BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF VIRGINIA OR WITHIN ANY JURISDICTION IN WHICH BORROWER OR ITS AFFILIATES OPERATE TO APPEAR FOR BORROWER IN ANY AND ALL ACTIONS AND TO CONFESS JUDGMENT AGAINST BORROWER FOR ALL OR ANY PART OF THE SUMS DUE UNDER THE NOTE AND/OR UNDER THE LOAN AGREEMENT; AND IN EITHER CASE FOR INTEREST, COSTS, AND FEES TOGETHER WITH AN ATTORNEY COMMISSION OF FIVE PERCENT (5%) OR $15,000, WHICHEVER IS GREATER. BORROWER FURTHER AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER IN AN ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL SECURING THIS NOTE. FOR PURPOSES OF CONFESSING JUDGMENT IN THE COMMONWEALTH OF VIRGINIA, BORROWER HEREBY APPOINTS AND DESIGNATES J. PHILLIP LONDON, JR. AND GEORGE E. KOSTEL, ESQUIRE, EITHER OF WHOM MAY ACT AS BORROWER’S DULY CONSTITUTED ATTORNEY-IN-FACT, TO CONFESS JUDGMENT AGAINST BORROWER PURSUANT TO THE PROVISIONS OF THIS NOTE AND OF SECTION 8.01-432 OF THE CODE OF VIRGINIA (1950), AS AMENDED, WHICH JUDGMENT SHALL BE CONFESSED IN THE CIRCUIT COURT OF FAIRFAX COUNTY, VIRGINIA, OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA. UPON LENDER’S REQUEST, BORROWER (i) SHALL NAME SUCH ADDITIONAL OR ALTERNATIVE PERSONS DESIGNATED BY LENDER AS BORROWER’S DULY CONSTITUTED ATTORNEY OR ATTORNEY-IN-FACT TO CONFESS JUDGMENT AGAINST BORROWER IN ACCORDANCE WITH THE TERMS OF THIS NOTE; AND (ii) SHALL AGREE TO THE DESIGNATION OF ANY ADDITIONAL CIRCUIT COURTS IN THE COMMONWEALTH OF VIRGINIA IN WHICH JUDGMENT MAY BE CONFESSED AGAINST BORROWER. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT GRANTED IN THIS SECTION SHALL EXHAUST THE POWER, REGARDLESS OF WHETHER SUCH EXERCISE IS RULED INVALID VOID OR VOIDABLE BY ANY COURT. THE POWER TO CONFESS JUDGMENT GRANTED IN THIS SECTION MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE MAY ELECT. SUCH CONFESSIONS OF JUDGMENT OR ACTIONS SHALL BE WITH RELEASE OF ERRORS, WAIVERS OF APPEALS, WITHOUT STAY OF EXECUTION AND BORROWER WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THE NOTE, VERIFIED BY AN OFFICIAL OR AN

OFFICER OF LENDER, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS AND NO SINGLE EXERCISE OF THE AFORESAID POWERS TO CONFESS JUDGMENT, OR A SERIES OR JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS, AFTER AND AS LENDER SHALL ELECT UNTIL SUCH TIME AS LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL SUMS DUE UNDER THE NOTE AND UNDER THE LOAN AGREEMENT, TOGETHER WITH INTEREST, COSTS AND FEES. THE PROVISIONS OF THIS SECTION 13 ARE EXERCISABLE BY LENDER ONLY IF A DEFAULT OR AN EVENT OF DEFAULT UNDER THE NOTE OR ANY OF THE LOAN DOCUMENTS OCCURS.

Section 11.18. WAIVER REGARDING CONFESSION OF JUDGMENT. THE NOTE PROVIDES FOR THE REMEDY OF CONFESSION OF JUDGMENT BY LENDER. IN CONNECTION THEREWITH, BORROWER INTENTIONALLY, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ITS RIGHT, IF ANY, TO NOTICE AND TO BE HEARD BEFORE THE ENTRY OF JUDGMENT BY CONFESSION. BORROWER ACKNOWLEDGES THAT IT IS REPRESENTED BY INDEPENDENT LEGAL COUNSEL AND THAT COUNSEL HAS EXPLAINED THE MEANING OF THIS WAIVER AND REMEDY TO BORROWER.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

LENDER:

STONEHENGE FUNDING, LC

BY:
Name:
Title:

BORROWER:

COMSTOCK HOMEBUILDING COMPANIES, INC.

BY:
Name:
Title:

SCHEDULE 3.12

CHIEF EXECUTIVE OFFICE; PLACES OF BUSINESS

SCHEDULE 3.14

OTHER NAMES

SCHEDULE 3.19

EXCEPTIONS TO ENVIRONMENTAL REPRESENTATIONS

SCHEDULE 5.5(d)

BORROWER’S 2007 FEDERAL INCOME TAX RETURN

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